Exhibit 99.1

Dollar Tree, Inc. to Host First Quarter Earnings Conference Call

CHESAPEAKE, Va. - May 14, 2015 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the first quarter ended May 2, 2015.

WHEN:         Thursday, May 21, 2015
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call,
please dial 888-812-8589 for USA and Canadian calls
or 913-981-5519 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, May 27, and may be accessed by dialing 888-203-1112. Please enter Passcode # 5936212.

CONTACT:        Dollar Tree, Inc., Chesapeake
Randy Guiler
757-321-5284
    www.DollarTree.com